UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

May 15, 2003
(Date of earliest event reported)

PharmChem, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19371	77-0187280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 N. Beach Street, Haltom City, Texas	76137
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   817-605-5300

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated May 15, 2003

Item 9. Regulation FD Disclosure.

On May 15, 2003 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated here in by reference.

Exhibit Index
99.1	Press release dated May 15, 2003

SIGNATURE

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PharmChem, Inc. (Registrant)
May 15, 2003 (Date)	/s/ DAVID A. LATTANZIO David A. Lattanzio Vice President and Chief Financial Officer